Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO


                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2005

I, Iurie Bordian, President, Chief Executive Officer and Chief Financial Officer of Emerging Media Holdings, Inc. (the "Company"), certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


                                              Iurie Bordian
                                              ----------------------
                                              President
                                              Chief Executive Officer and Chief
                                              Financial Officer

                                              Dated: March 29, 2007